                                                                    EXHIBIT 99.G

                               SIAC ACQUISITION
                             FINANCIAL INFORMATION
               (FISCAL YEARS ENDING DECEMBER 31, 1996 AND 1995)

                                     1996
- --------------------------------------------------------------------------------
            ASSETS                               ITL (x 1,000,000)
- --------------------------------------------------------------------------------
     Buildings                                                    2 318
Fixed revenue bonds                                1 657
Subsidiaries & Other investments                     523
     Investments                                                  2 180
Fixed assets                                                         95
(net of depreciation)

Agents & Brokers                                     919
Reinsurers                                         2 179
Other assets                                          38
Other credits                                        398
     Sundry credits                                               3 534
     Shareholders                                                   940
     Cash and equivalent                                            195
- --------------------------------------------------------------------------------
     TOTAL                                                        9 262
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
          LIABILITIES                            ITL (x 1,000,000)
- --------------------------------------------------------------------------------
Capital                                            2 500
Shareholders fund                                     13
c/f results                                         -523
     Net equity                                                   1 990
Net premium reserve                                  916
Net loss reserve                                   1 751
     Net reserve funds                                            2 887
Staff redundancy fees reserve                                       304

Reinsurers current account                           861
Agents current account                             1 210
Other debitors                                     2 230
     Other debts and liabilities                                  4 301
- --------------------------------------------------------------------------------
     TOTAL                                                        9 262
- --------------------------------------------------------------------------------


                                     1995
- --------------------------------------------------------------------------------
            ASSETS                               USD (x 1,000,000)
- --------------------------------------------------------------------------------
     Buildings                                                    1.515
Fixed revenue bonds                                1.083
Subsidiaries & Other investments                   0.342
     Investments                                                  1.425
Fixed assets                                                      0.082
(net of depreciation)

Agents & Brokers                                   0.601
Reinsurers                                         1.424
Other assets                                       0.025
Other credits                                      0.260
     Sundry credits                                               2.310
     Shareholders                                                 0.614
     Cash and equivalent                                          0.127
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
         LIABILITIES                             USD (x 1,000,000)
- --------------------------------------------------------------------------------
Capital                                            1.634
Shareholders fund                                  0.008
c/f results                                       -0.342
     Net equity                                                   1.301
Net premium reserve                                0.599
Net loss reserve                                   1.145
     Net reserve funds                                            1.743
Staff redundancy fees reserve                                     0.199

Reinsurers current account                         0.583
Agents current account                             0.791
Other debitors                                     1.458
     Other debts and liabilities                                  2.811
- --------------------------------------------------------------------------------
     TOTAL                                                        6.054
- --------------------------------------------------------------------------------

Exchange rate to 1 USD  1 529.82 (FT Dec 27th 1996)

                               SIAC ACQUISITION
                             FINANCIAL INFORMATION


    ----------------------------------------------------------------------------------     ---------------------------------
   | Profit and Loss summary                                ITL (x 1,000,000)         |   |        USD (x 1,000,000)        |
   |----------------------------------------------------------------------------------|   |---------------------------------|
   |                                                      Gross      Ceded   |  Net   |   |     Gross      Ceded   |  Net   |
   |-------------------------------------------------------------------------|--------|   |------------------------|--------|
   |                                                                         |        |   |                        |        |
   | Written premiums                                     13 283     -8 767  |  4 518 |   |     8.683      -5.731  |  2.952 |
   | (included premium reserve and portfolio variation)                      |        |   |                        |        |
   |                                                                         |        |   |                        |        |
1  | Losses                                              -20 750     15 168  | -5 582 |   |   -13.564       9,915  | -3.649 |
9  | (included loss reserve and portfolio variation)                         |        |   |                        |        |
9  |                                                                         |        |   |                        |        |
6  | Commissions                                          -1 947      1 506  |   -441 |   |    -1.273       0.984  | -0.288 |
   |                                                                         |        |   |                        |        |
   |-------------------------------------------------------------------------|--------|   |------------------------|--------|
   | Insurance balance                                                       | -1 507 |   |                        | -0.985 |
   |-------------------------------------------------------------------------|--------|   |------------------------|--------|
   |                                                                         |        |   |                        |        |
   | Investment Income                                                       |    333 |   |                        |  0.218 |
   |                                                                         |        |   |                        |        |
   | General overheads                                                       |   -750 |   |                        | -0.490 |
   | (included depreciation and taxes)                                       |        |   |                        |        |
   |                                                                         |        |   |                        |        |
   | Other revenues                                                          |     25 |   |                        |  0.016 |
   |                                                                         |        |   |                        |        |
   |-------------------------------------------------------------------------|--------|   |------------------------|--------|
   | Result of the year                                                      | -1 899 |   |                        | -1.241 |
   |-------------------------------------------------------------------------|--------|   |------------------------|--------|
   |                                                                         |        |   |                        |        |
   | Extraordinary item (recovery)                                           |  1 407 |   |                        |  0.920 |
   | Taxation                                                                |    -45 |   |                        | -0.029 |
   |                                                                         |        |   |                        |        |
   |-------------------------------------------------------------------------|--------|   |------------------------|--------|
   | Net Result of the year                                                  |   -537 |   |                        | -0.351 |
    ----------------------------------------------------------------------------------     ---------------------------------

   Exchange rate to 1 USD                          1 529.82 (FT Dec 27th 1996)